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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) DECEMBER 9, 2005

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                              NEOMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                   000-22009             77-0344424
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   (State or other jurisdiction of      (Commission          (IRS Employer
           incorporation)               File Number)      Identification No.)

        3250 Jay Street, Santa Clara, California                95054
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        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (408) 988-7020

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS.

        On December 12, 2005, NeoMagic Corporation issued a press release announcing that its outstanding Mandatorily Redeemable Series B Convertible Preferred Stock (the "Series B Preferred Stock") was converted into 869,565 shares of common stock on December 9, 2005. As a result, NeoMagic no longer has Series B Preferred Stock outstanding.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1   Press Release of NeoMagic Corporation dated December 12, 2005.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NeoMagic Corporation
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                                                           (Registrant)

Date:  December 12, 2005                          /s/ Scott Sullinger
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                                                  Scott Sullinger
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release of NeoMagic Corporation dated December 12, 2005.